UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 22, 2021

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Sally Beauty Holdings, Inc. (the “Company”) has appointed Ms. Kim McIntosh, age 43, as Group Vice President, Controller and Chief Accounting Officer of the Company.  Ms. McIntosh joins the Company from Tailored Brands, Inc., where she was Chief Accounting Officer since December 2020 and Vice President, Corporate Controller from March 2013 to December 2020. At Tailored Brands, Inc., Ms. McIntosh’s responsibilities included general accounting, merchandise accounting, financial reporting, payroll and accounts payable. Prior to her role at Tailored Brands, Inc., Ms. McIntosh served in various accounting roles at Chico’s FAS Inc.

The Compensation and Talent Committee of the Board has approved an annual base salary for Ms. McIntosh of $300,000. Ms. McIntosh’s target annual bonus under the Company’s Annual Incentive Plan will be 50% of her base salary, with the amount of such bonus to be determined based on the achievement of performance metrics approved by the Compensation and Talent Committee for fiscal year 2021, and her bonus for fiscal year 2021 to be prorated based on her first day of employment. In addition, the Compensation and Talent Committee set Ms. McIntosh’s target long-term incentive opportunity for fiscal year 2022 at $200,000.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. McIntosh and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. McIntosh and the Company that would be required to be reported.

A copy of the press release announcing Ms. McIntosh’s appointment as Group Vice President, Controller and Chief Accounting Officer of the Company is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the appointment of an Officer of Sally Beauty Holdings, Inc. on March 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

March 22, 2021	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer